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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 21, 2004

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

New York                                   333-64641         13-1840497
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation)                                               Identification No.)


                               65 CHALLENGER ROAD
                        RIDGEFIELD PARK, NEW JERSEY 07660
               (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

      The information set forth in Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On December 21, 2003, Phibro Animal Health Corporation (the "Company") completed a private offering of $22.5 million of additional units consisting of $18,207,000 13% Senior Secured Notes Due 2007 of the Company (the U.S. Notes) and $4,284,000 13% Senior Secured Notes Due 2007 (the "Dutch Notes" and together with the U.S. Notes, the "Additional Notes") of Philipp Brothers Netherlands III B.V., an indirect wholly-owned subsidiary of the Company (the "Dutch Issuer" and together with the Company, the "Issuers"). The Additional Notes were issued under the Indenture dated October 21, 2003, as amended and supplemented (the "Indenture") under which the Issuers previously issued 105,000 units, consisting of $85 million aggregate principal amount of U.S. Notes and $20 million aggregate principal amount of Dutch Notes. The additional units and the Additional Notes were issued in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), with Jefferies & Company, Inc. acting as initial purchaser (the "Initial Purchaser").

      The proceeds from the sale of the additional units will be used to refinance a portion of the Company's indebtedness under its domestic senior credit facility with Wells Fargo Foothill, Inc. ("WFF").

      In connection with the private offering of Additional Units, the Company entered into the following agreements (i) a Purchase Agreement, dated as of December 9, 2004, with the Initial Purchaser, (ii) a Registration Rights Agreement, dated December 21, 2004, with the Initial Purchaser, under which the Company has agreed to prepare and file an exchange offer registration statement with the U.S. Securities and Exchange Commission to exchange the Additional Units for registered, publicly tradeable units that have substantially identical terms as the Additional Units, (iii) Amendment Number Four to Loan and Security Agreement and Consent, dated as of December 20, 2004 with WFF, and (iv) Amendment Number One to the Intercreditor Agreement, dated as of December 20, 2004 with WFF.

      A copy of the Purchase Agreement is attached hereto as Exhibit 10.37, a copy of the Registration Rights Agreement is attached hereto as Exhibit 10.38, a copy of Amendment Number Four to Loan and Security Agreement and Consent as attached hereto as Exhibit 10.31.4 and a copy of Amendment Number One to the Intercreditor Agreement is attached hereto as Exhibit 10.32.1.

      In addition, effective upon the completion of the private offering of the Additional Notes, the amendments to the Indenture to be effected by the Second Supplemental Indenture, dated as of December 8, 2004 (the "Second Supplemental Indenture"), to the Indenture became effective.
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      The above descriptions of the Purchase Agreement, the Registration Rights
Agreement, Amendment Number Four to Loan and Security Agreement and Amendment Number One to Intercreditor Agreement are not complete and are qualified in their entirety by the full text of such documents which are attached as exhibits to this Report and are incorporated herein by reference.

      Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company or the Dutch Issuer.

      This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "may," "could," "would," "should," "believe," "expect," "anticipate," "plan," "estimate," "target," "project," "intend," or similar expressions. These statements include, among others, statements regarding the Company's expected business outlook, anticipated financial and operating results, the Company's business strategy and objectives. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.
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      Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

      All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.       Description

4.2.2 Second Supplemental Indenture dated as of December 8, 2004 (incorporated by reference to Exhibit 4.2.2 to the Company's Form 8-K filed on December 9, 2004)

10.31.4 Amendment Number Four to Loan and Security Agreement and Consent dated as of December 20, 2004

10.32.1 Amendment Number One to Intercreditor Agreement dated as of December 20, 2004.

10.37             Purchase Agreement dated December 9, 2004

10.38             Registration Rights Agreement dated December 21, 2004
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PHIBRO ANIMAL HEALTH CORPORATION



Dated: December 23, 2004        By:   /s/ Jack C. Bendheim
                                    --------------------------------------------
                                      Jack C. Bendheim
                                      Chairman of the Board and President
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                                  EXHIBIT INDEX

Exhibit No.       Description

4.2.2 Second Supplemental Indenture dated as of December 8, 2004 (incorporated by reference to Exhibit 4.2.2 to the Company's Form 8-K filed on December 9, 2004)

10.31.4 Amendment Number Four to Loan and Security Agreement and Consent dated as of December 20, 2004

10.32.1 Amendment Number One to Intercreditor Agreement dated as of December 20, 2004.

10.37             Purchase Agreement dated December 9, 2004

10.38             Registration Rights Agreement dated December 21, 2004